                                                                 EXHIBIT (a)(2)

                             Letter of Transmittal

                       to Tender Shares of Common Stock

                                      of

                       Puerto Rican Cement Company, Inc.

             Pursuant to the Offer to Purchase, dated July 1, 2002

                                      by

                          Tricem Acquisition, Corp.,

                    an indirect wholly owned subsidiary of

                              CEMEX, S.A. de C.V.

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON MONDAY, JULY 29, 2002, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:

                                Citibank, N.A.

  By First-Class Mail:       By Overnight Courier,            By Hand:
                           Certified or Express Mail
                                   Delivery:
   Computershare Trust        Computershare Trust        Computershare Trust
          Company                   Company                    Company
       of New York                of New York                of New York
   Wall Street Station         Wall Street Plaza          Wall Street Plaza
      P.O. Box 1010        88 Pine Street, 19th Floor 88 Pine Street, 19th Floor
 New York, NY 10268-1010      New York, NY 10005         New York, NY 10005

Facsimile Transmission for Eligible Institutions: For Confirmation by Telephone:
                 (212) 701-7636                           (212) 701-7624

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

   THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                                  DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Holder(s)
 (Please fill in, if blank, exactly as name(s)      Share Certificate(s) and Share(s) Tendered
      appear(s) on Share Certificate(s))        (Please attach additional signed list, if necessary)
----------------------------------------------------------------------------------------------------
                                                ----------------------------------------------------
                                                                      Total Number of      Number
                                                Share Certificate    Shares Represented   of Shares
                                                  Number(s)(1)      by Certificate(s)(1) Tendered(2)
                                                ----------------------------------------------------
                                                ----------------------------------------------------
                                                                    -                    -
                                                ----------------------------------------------------
                                                ----------------------------------------------------
                                                                    -                    -
                                                ----------------------------------------------------
                                                ----------------------------------------------------
                                                                    -                    -
                                                ----------------------------------------------------
                                                ----------------------------------------------------
                                                                    -                    -
                                                ----------------------------------------------------
                                                ----------------------------------------------------
                                                                    -                    -
                                                ----------------------------------------------------
                                                Total Shares Tendered
                                                                                         -

(1) Need not be completed by stockholders delivering Shares (as defined herein) by book-entry transfer ("Book-Entry Stockholders").
(2) Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
[_] CHECK HERE IF CERTIFICATES HAVE BEEN LOST OR MUTILATED. SEE INSTRUCTION 11.

   This Letter of Transmittal is to be used by stockholders of Puerto Rican Cement Company, Inc. (the "Company") if certificates ("Share Certificates") for Shares (as defined herein) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 3 of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase) and pursuant to the procedures set forth in
Section 3 the Offer to Purchase.

   Holders of Shares who wish to tender such Shares but whose Share Certificates are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                                   TENDER OF SHARES

   [_]  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
        TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER
        FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-
        ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

        Name of Tendering Institution:________________________________________

        Account Number:_______________________________________________________

        Transaction Code Number:______________________________________________
  ----------------------------------------------------------------------------

   [_]  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
        OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND
        COMPLETE THE FOLLOWING:


        Name(s) of Registered Holder(s):______________________________________


        Window Ticket Number (if any):________________________________________

        Date of Execution of Notice of Guaranteed Delivery:___________________

        Name of Eligible Institution that Guaranteed Delivery:________________
  ----------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to Tricem Acquisition, Corp., a Puerto Rico corporation (the "Purchaser") and an indirect wholly owned subsidiary of CEMEX, S.A. de C.V., a corporation organized under the laws of the United Mexican States ("CEMEX"), the above-described shares of common stock, par value $1.00 per share (the "Shares"), of Puerto Rican Cement Company, Inc., a Puerto Rico corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares at a purchase price of U.S. $35.00 per Share, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 1, 2002, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements thereto or hereto, collectively constitute the "Offer"). Receipt of the Offer is hereby acknowledged.

   Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof with a record date before, and a payment date after, the Expiration Date (as defined in Section 1 of the Offer to Purchase), other than the Company's regular quarterly dividend of $0.19 per Share if such regular quarterly dividend is declared and the record date for such regular quarterly dividend is on or prior to the Expiration Date (collectively, but excluding any such regular quarterly dividend, "Distributions")) and irrevocably constitutes and appoints Citibank, N.A. (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for, or transfer ownership of, such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidence of transfer and authenticity, to, or upon the order of, the Purchaser,
(ii) present such Shares (and any and all Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

   By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Philippe Gastone, Ramiro Villarreal and Jill Simeone in their respective capacities as officers or directors of the Purchaser, and any individual who thereafter shall succeed to any such office of the Purchaser, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof, or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by the Purchaser. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for the Shares or other securities to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company's stockholders.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all Distributions), that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to any and all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and any and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

   The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Merger Agreement (as defined in the Introduction to the Offer to Purchase), the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

   Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all the Shares purchased and/or return any certificates for the Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all the Shares purchased and/or return any certificates for the Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

-------------------------------------------------------  --------------------------------------------------------

           SPECIAL PAYMENT INSTRUCTIONS                             SPECIAL DELIVERY INSTRUCTIONS
         (See Instructions 1, 5, 6 and 7)                         (See Instructions 1, 5, 6 and 7)

   To be completed ONLY if the check for the                To be completed ONLY if the check for the
purchase price of Shares accepted for payment            purchase price of Shares accepted for payment
or certificates representing Shares not tendered         and/or certificates representing Shares not
or accepted for payment are to be issued in the          tendered or accepted for payment are to be sent
name of someone other than the undersigned.              to someone other than the undersigned or to the
                                                         undersigned at an address other than that shown
Issue:  [_] Check                                        under "Description of Shares Tendered."
      [_] Certificate(s) to
                                                         Mail:  [_] Check
Name:______________________________________________           [_] Certificate(s) to
                  (Please Print)
                                                         Name:______________________________________________
Address:___________________________________________                        (Please Print)

----------------------------------                       Address:___________________________________________
                (Include Zip Code)
                                                         ----------------------------------
----------------------------------                                       (Include Zip Code)
(Taxpayer Identification or Social Security Number)
                                                         ----------------------------------
     (Also complete Substitute Form W-9 below)           (Taxpayer Identification or Social Security Number)
-------------------------------------------------------  --------------------------------------------------------

                                   IMPORTANT
                            STOCKHOLDER: SIGN HERE
                    (Complete Substitute Form W-9 Included)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (Signature(s) of Owner(s))

 Name(s): _____________________________________________________________________

       ---------------------------------------------------

 Capacity (Full Title):
                 -------------------------------
                              (See Instruction 5)
 Address: _____________________________________________________________________

       ---------------------------------------------------

       ---------------------------------------------------

       ---------------------------------------------------
                              (Include Zip Code)

 Area Code and Telephone Number: ______________________________________________

 Taxpayer Identification or
 Social Security Number: ______________________________________________________
                           (See Substitute Form W-9)

 Dated: _____________________, 2002

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                    (If required--See Instructions 1 and 5)

 FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
 BELOW.

 Authorized Signature(s): _____________________________________________________

 Name: ________________________________________________________________________

 Name of Firm: ________________________________________________________________

 Address: _____________________________________________________________________
                              (Include Zip Code)

 Area Code and Telephone Number: ______________________________________________

 Dated: ____________________, 2002

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of these Instructions, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the Letter of Transmittal or (b) such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, or by any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 of the Exchange Act (each, an "Eligible Institution" and collectively the "Eligible Institutions"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

   2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of the Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS ACTUALLY ARE RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

   3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

   4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares evidenced by any Share Certificate are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In this case, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

   If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment to be made or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed and transmitted hereby, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

   6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) evidencing the Shares tendered hereby.

   7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

   8. Substitute Form W-9. A tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such TIN is correct and that such holder is not subject to backup withholding of tax. If a tendering stockholder is subject to backup withholding, the stockholder must cross out Item (Y) of Part 3 of the Certification Box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to federal income tax withholding of 30% of any payments made to the stockholder, but such withholdings will be refunded if the tendering stockholder provides a TIN within 60 days.

   Certain stockholders (including, among others, all corporations and certain nonresident alien individuals and foreign entities) are not subject to backup withholding. Foreign stockholders should compete and sign the main signature form and a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or other applicable Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

   9. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the address and phone number set forth below, or from brokers, dealers, commercial banks or trust companies.

   10. Waiver of Conditions. Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase), the Purchaser reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the specified conditions of the Offer (other than the Minimum Condition), in whole or in part, in the case of any Shares tendered.

   11. Lost, Destroyed, or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify Mellon Investor Services LLC, in its capacity as transfer agent for the Shares, at 1-800-851-9677. The stockholder then will be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

   Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on the Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's Social Security Number. If a tendering stockholder is subject to backup withholding, such stockholder must cross out Item (Y) of Part 3 of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder may be subject to backup withholding of 30%.

   Certain stockholders (including, among others, all corporations and certain nonresident alien individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Foreign stockholders should compete and sign the main signature form and a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or other applicable Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. Exempt stockholders, other than foreign stockholders, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   If backup withholding applies, the Depositary is required to withhold 30% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

   To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN).

What Number to Give the Depositary

   The stockholder is required to give the Depositary the Social Security Number or Employer Identification Number of the record holder of the Shares. If the Shares are in more than one name, or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in
Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I, the Depositary will withhold 30% of payments made for the stockholder, but such withholdings will be refunded if the tendering stockholder provides a TIN within 60 days.

                         PAYER'S NAME: CITIBANK, N.A.


                           Name______________________________________________
SUBSTITUTE
                           Address___________________________________________
Form W-9                                   (Number and Street)
Department of the          ____________________________________________________
Treasury Internal Revenue                 (City)  (State)          (Zip Code).......
Service                    ---------------------------------------------------------
                           Part 1(a)--PLEASE PROVIDE             TIN
Payer's Request for        YOUR TIN IN THE BOX AT
Taxpayer Identification    RIGHT AND CERTIFY BY       -------------------------
Number (TIN)               SIGNING AND DATING BELOW        (Social Security
                                                           Number or
                                                          Employer
Sign Here (right arrow)                                   Identification Number)
                           ---------------------------------------------------------
                           Part 1(b)--PLEASE CHECK THE BOX AT RIGHT IF YOU HAVE
                                  APPLIED FOR, AND ARE AWAITING RECEIPT OF,
                                  YOUR TIN           [_]
                           ---------------------------------------------------------
                           Part 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
                                PLEASE WRITE "EXEMPT" HERE (SEE INSTRUCTIONS)__
                           ---------------------------------------------------------
                           Part 3-- CERTIFICATION UNDER PENALTIES OF PERJURY, I
                           CERTIFY THAT (X) The number shown on this form is my
                           correct TIN (or I am waiting for a number to be
                           issued to me), (Y) I am not subject to backup
                           withholding because: (a) I am exempt from backup
                           withholding, or (b) I have not been notified by the
                           Internal Revenue Service (the "IRS") that I am
                           subject to backup withholding as a result of a
                           failure to report all interest or dividends, or (c)
                           the IRS has notified me that I am no longer subject
                           to backup withholding, and (Z) I am a U.S. person
                           (including a U.S. resident alien).
                           SIGNATURE __________________________________________

                           DATE _______________________________________________
                           ---------------------------------------------------------

   Certification of Instructions -- You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you currently are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (Y).

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(b) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.


   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION
   NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR
   DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO
   THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY
   ADMINISTRATION OFFICE OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN
   THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER
   IDENTIFICATION NUMBER TO THE PAYOR BY THE TIME OF PAYMENT, 30 PERCENT OF
   ALL REPORTABLE PAYMENTS MADE TO ME PURSUANT TO THIS OFFER WILL BE
   WITHHELD.



               ----------------------    -------------------------
                    Signature                      Date
NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
                  WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO
               THE OFFER.    PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
               CERTIFICATION OF TAXPAYER    IDENTIFICATION NUMBER ON SUBSTITUTE
               FORM W-9 FOR ADDITIONAL DETAILS.

   MANUALLY SIGNED FACSIMILE COPIES OF THIS LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR SUCH STOCKHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE.

   Questions or requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Requests for copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and all other tender offer materials may be directed to the Information Agent as set forth below and will be furnished promptly at the Purchaser's expense. The Purchaser will not pay fees or commissions to any broker or dealer or any other person for soliciting tenders of Shares pursuant to the Offer. Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                          [LOGO] Georgeson Shareholder

                   Georgeson Shareholder Communications Inc.

                          17 State Street, 10th Floor
                            New York New York 10004
                Banks and Brokers call collect: (212) 440-9800
                   All Others Call Toll Free: 1-800-616-5497